UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

Of the Securities Exchange Act of 1934

(Amendment No.     )

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[ ]	Preliminary information statement.

[ ]	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

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Six Circles Trust

(Name of Registrant as Specified in its Charter)

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SIX CIRCLES TRUST

Six Circles Tax Aware Intermediate Duration Fund

270 Park Avenue

New York, New York 10017

Collect (212) 464-2070

September 1, 2026

Dear Shareholder,

The attached information statement contains important information about a new sub-advisory arrangement for the Six Circles Tax Aware Intermediate Duration Fund (the “Fund”), a series of the Six Circles Trust (the “Trust”).

On July 1, 2026, J.P. Morgan Private Investments Inc. (the “Adviser”), the Fund’s investment adviser, entered into an amendment to the Investment Sub-Advisory Agreement (the “Amended Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BlackRock”), pursuant to which BlackRock has been engaged by the Adviser, with the approval of the Trust’s Board of Trustees, to serve as a sub-adviser to the Fund.

After careful consideration at a meeting held on June 15, 2026, the Trust’s Board of Trustees approved the Amended Sub-Advisory Agreement between the Adviser and BlackRock and determined that the terms and conditions of the Amended Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. Specifically, BlackRock has been engaged by the Adviser to serve as a sub-adviser to the Fund.

As a matter of regulatory compliance, we are sending you this information statement. Please read this information statement carefully. It describes the current management structure of the Fund and the Trust, the terms of the Amended Sub-Advisory Agreement, factors considered by the Trust’s Board of Trustees in approving the Amended Sub-Advisory Agreement, and other related information.

The information statement is for your information only. You are not required to take any action. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The information statement is being mailed on or about September 1, 2026.

Should you have any questions or need additional information, please call the Fund collect at 1-212-464-2070.

Sincerely,

Gregory McNeil

President, Six Circles Trust

September 1, 2026

SIX CIRCLES TRUST

Six Circles Tax Aware Intermediate Duration Fund

270 Park Avenue

New York, New York 10017

Collect (212) 464-2070

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This information statement is available at

http://www.sixcirclesfunds.com.

This information statement is being furnished to shareholders of the Six Circles Tax Aware Intermediate Duration Fund (the “Fund”), a series of Six Circles Trust (the “Trust”), a Delaware statutory trust, in lieu of a proxy statement, pursuant to the terms of an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Trust and its investment adviser may rely. J.P. Morgan Private Investments Inc. (the “Adviser” or “JPMPI”) is the Fund’s investment adviser.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval is generally required to enter into or materially amend sub-advisory agreements. The exemptive order permits the Adviser to enter into and materially amend sub-advisory agreements for the Fund, subject to approval of the Trust’s Board of Trustees (the “Board”), without also obtaining shareholder approval. This information statement is being furnished to notify you that the Adviser has entered into an amended sub-advisory agreement for the Fund.

On July 1, 2026, the Adviser entered into an amendment to the Investment Sub-Advisory Agreement (the “Amended Sub-Advisory Agreement”) with BlackRock Investment Management, LLC (“BlackRock”). Pursuant to the Amended Sub-Advisory Agreement, BlackRock will serve as a sub-adviser to the Fund.

The Amended Sub-Advisory Agreement was approved by the members of the Board (each, a “Trustee”), including a majority of the Trustees who are not parties to the agreement or “interested persons”, as defined in the 1940 Act, of any such parties (the “Independent Trustees”) at a meeting held on June 15, 2026. After careful consideration, the Board determined that entering into the Amended Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and approved the Amended Sub-Advisory Agreement. The Amended Sub-Advisory Agreement is substantially similar to the existing sub-advisory agreements between the Adviser and the Fund’s current sub-advisers. For more information about the Amended Sub-Advisory Agreement and related matters, please review this information statement and the original Sub-Advisory Agreement between the Adviser and BlackRock attached to it as Annex A.

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Please read this information statement carefully, as it contains important information.

THIS DOCUMENT IS FOR YOUR INFORMATION ONLY. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. YOU ARE NOT REQUIRED TO TAKE ANY ACTION.

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THE ADVISORY AGREEMENT

The Trust has retained the Adviser to act as investment adviser to the Six Circles Tax Aware Intermediate Duration Fund (formerly the Six Circles Tax Aware Ultra Short Duration Fund) (the “Fund”) pursuant to an Investment Advisory Agreement with the Six Circles Trust (the “Trust”) dated June 22, 2018 (the “Advisory Agreement”). Under the Advisory Agreement, subject to the general supervision of the Board, the Adviser is responsible for managing the investment operations of the Fund and the composition of the holdings of the Fund. Except as delegated to one or more sub-advisers (each, a “Sub-Adviser” and, together, the “Sub-Advisers”), as discussed below, the Adviser is responsible for managing the purchase, retention and disposition of the Fund’s investments.

As compensation for the services rendered, the Fund has agreed to pay the Adviser a management fee of 0.25% as a percentage of average daily net assets. The Adviser has contractually agreed through at least April 30, 2027, to waive any of its management fees that exceed the aggregate management fees the Adviser is contractually required to pay the Fund’s Sub-Advisers (the “Management Fee Waiver”). Thereafter, the Management Fee Waiver will continue for subsequent one-year terms unless terminated in accordance with its terms. Additionally, the Adviser has contractually agreed through at least April 30, 2027, to reimburse Fund expenses in excess of certain thresholds.

During the prior fiscal year, the aggregate amount of investment advisory fees paid by the Fund to the Adviser was $2,345,000 before fee waivers and $0 after fee waivers.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

The investment advisory services that the Adviser provides to the Fund are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to other pooled investment vehicles. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which constitute the principal investments of the Fund. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Fund.

The Advisory Agreement continues in effect for successive periods of twelve months if approved at least annually in conformity with the requirements of the 1940 Act. The Advisory Agreement may be terminated with respect to the Fund at any time by vote of a majority of the Trustees or by vote of a majority of the shareholders of the Fund on 60 days’ written notice to the Adviser or by the Adviser at any time on 90 days’ written notice to the Trust. The Advisory Agreement will automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act).

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The Advisory Agreement was most recently approved by the Trustees, including a majority of the Independent Trustees, on June 15, 2026, with respect to all series of the Trust.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is located at 270 Park Avenue, New York, New York 10017. The Adviser is a wholly-owned subsidiary of JPMorgan Chase Holdings LLC, which is a wholly-owned subsidiary of JPMorgan Chase & Co.

INVESTMENT PROCESS

In accordance with its responsibilities under the Advisory Agreement, the Adviser seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among multiple Sub-Advisers retained by the Adviser. The Adviser may adjust allocations to the Sub-Advisers or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-Adviser. As such, the identity of the Fund’s Sub-Advisers, the investment strategies they pursue and the portion of the Fund allocated to them, may change over time.

Each Sub-Adviser is responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders on behalf of the Fund for such transactions. However, the Adviser reserves the right to instruct the Sub-Advisers as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or to temporarily manage assets as a result of a Sub-Adviser’s resignation or removal.

The Adviser serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Board. In this capacity, the Adviser: (i) evaluates, selects, and recommends Sub-Advisers to be hired or replaced, subject to Board approval; (ii) monitors and evaluates the Sub-Advisers’ investment programs and results; (iii) allocates and reallocates the Fund’s assets among the Sub-Advisers; and (iv) reviews the Fund’s compliance with its investment objectives, strategies, policies and restrictions. Pursuant to the exemptive order, shareholder approval is not required to hire, terminate or replace Sub-Advisers except in the case of certain affiliates of the Adviser.

Sub-Adviser selection includes qualitative and quantitative analysis, with strong emphasis placed on non-quantitative factors, within a framework that reviews the Sub-Advisers’ people, process, philosophy and performance. In selecting Sub-Advisers, the Adviser will consider a variety of factors and attributes related to such Sub-Advisers, including, but not limited to:

•	a well-defined and articulated investment process combined with a demonstrable and sustainable investment performance;

•	specialized expertise and an appropriate level of experience;

•	flexibility to adapt to a changing market environment;

•	a strong focus on risk management;

•	appropriate levels of staffing, organizational depth and continuity of management and investment professionals;

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•	a thorough understanding of the business aspects of managing the relevant investment strategies;

•	solid administrative capabilities and strong internal controls;

•	historical returns and volatility;

•	correlation of a Sub-Adviser’s returns to broader markets and other Sub-Advisers;

•	statistical peer analysis; and

•	exposure, liquidity and drawdown (change in the value of a portfolio from its high to low point) analysis.

THE SUB-ADVISORY AGREEMENTS

Summary of Current Sub-Advisory Agreements

In addition to BlackRock, the following firms currently serve as Sub-Advisers to the Fund pursuant to Investment Sub-Advisory Agreements, as may be amended and restated from time to time (the “Existing Sub-Advisory Agreements”) between the Adviser and each Sub-Adviser: Insight North America LLC (“Insight”) and Pacific Investment Management Company LLC (“PIMCO”). The Insight and PIMCO sub-advisory agreements were initially approved by the Trustees, including a majority of the Independent Trustees, on June 13, 2018, and became effective on June 22, 2018. The Insight and PIMCO sub-advisory agreements were approved by the initial shareholder of the Fund on June 13, 2018. Additionally, with approval of the Board, the Adviser has engaged Russell Investments Implementation Services, LLC (“RIIS”) to provide stand-by interim sub-advisory services, as well as transition management services, for the Fund, to be utilized as needed in certain transitional or trading circumstances involving the Fund’s Sub-Advisers. As of the date hereof, RIIS is not managing any assets of the Fund.

Insight, PIMCO and RIIS are each independent of the Adviser.

Each Sub-Adviser is responsible for the day-to-day investment decisions of its portion of the Fund, subject to the investment policies, restrictions and guidelines of the Fund and the supervision of the Board and the Adviser.

Each Existing Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. Each Existing Sub-Advisory Agreement may be renewed from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board or by a vote of a “majority” (as defined in the 1940 Act) of the applicable Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act). Each Existing Sub-Advisory Agreement may be terminated without penalty at any time: (i) on 61 days’ written notice by the Adviser (or in one case, by the applicable Sub-Adviser), or (ii) on 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the applicable Sub-Adviser, and will terminate five business days after the Sub-Adviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser (or in one case, upon termination of the Advisory Agreement). Each Existing Sub-Advisory Agreement will also terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

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Under the terms of the Existing Sub-Advisory Agreements, the Sub-Advisers are not liable for any error of judgment or mistake of law or for any loss suffered by the applicable Fund or the Adviser in connection with the matters to which the Existing Sub-Advisory Agreements relate (and in one case, for acting in accordance with specific directions or instructions from the Adviser), except a loss resulting from the applicable Sub-Adviser’s willful misfeasance, bad faith or negligence (or, in one case, gross negligence) on its part in the performance of the applicable Sub-Adviser’s duties under the applicable Existing Sub-Advisory Agreement, or from reckless disregard by the applicable Sub-Adviser of its obligations and duties under the applicable Existing Sub-Advisory Agreement or from its material breach of the applicable Existing Sub-Advisory Agreement. In addition, under the Existing Sub-Advisory Agreements, the Adviser and the Sub-Advisers have agreed to indemnify each other in certain circumstances.

The Sub-Advisers are each paid monthly by the Adviser a fee equal to a percentage of the daily net assets of the Fund allocated to each Sub-Adviser, respectively.

During the prior fiscal year, the Adviser paid the following aggregate fees to the Sub-Advisers:

$888,000 or 8.66% *

The Trust expects that differences in investment returns among the portions of the Fund managed by different Sub-Advisers will cause the actual percentage of the Fund’s assets managed by each Sub-Adviser to vary over time. The Adviser may reallocate assets from one Sub-Adviser to another when deemed in the best interests of the Fund and its shareholders.

Amended Sub-Advisory Agreement with BlackRock

As noted above, the Adviser has engaged BlackRock as a Sub-Adviser to the Fund, pursuant to the Amended Sub-Advisory Agreement. A copy of the original Sub-Advisory Agreement between the Adviser and BlackRock is attached hereto as Annex A. BlackRock is independent of the Adviser and will discharge its responsibilities subject to the policies of the Trustees and the supervision of the Adviser. BlackRock is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and was founded in 1988. BlackRock is located at 50 Hudson Yards, New York, NY 10001. As of June 30, 2026, BlackRock and its affiliates had assets under management of approximately $15.34 trillion.

Specifically, BlackRock will use both its own proprietary and external research and securities selection process to manage its allocated portion of the Fund’s assets. BlackRock, like the current Sub-Advisers, will be responsible for deciding which securities to purchase and sell for its respective portion of the Fund and for placing orders for the Fund’s transactions. However, the Adviser reserves the right to instruct BlackRock as needed on certain Fund transactions and manage a portion of the Fund’s portfolio directly, including, without limitation, for portfolio hedging, to temporarily adjust the Fund’s overall market exposure or

* Represents the aggregate sub-advisory fees paid by the Adviser as a percentage of the Fund’s average daily net assets.

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to temporarily manage assets as a result of BlackRock’s resignation or removal. The following is a summary of BlackRock’s investment approach:

With respect to the portion of the Fund allocated to BlackRock’s Passive Treasury Strategy, BlackRock will invest primarily in U.S. Treasuries and government agency bonds while seeking to replicate overall risk characteristics of a specific index. BlackRock utilizes a stratified sampling approach that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security’s price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index.

The Amended Sub-Advisory Agreement will continue in effect for an initial period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as such continuance is specifically approved at least annually by the Board or by a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act). The Amended Sub-Advisory Agreement provides that it is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, or (ii) on not more than 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the Sub-Adviser, and (iii) will terminate five business days after the Sub-Adviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. The Amended Sub-Advisory Agreement also will terminate automatically in the event of its Assignment (as defined in the 1940 Act). Under the terms of the Amended Sub-Advisory Agreement, BlackRock will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which the Amended Sub-Advisory Agreement relates, except a loss resulting from BlackRock’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under the Amended Sub-Advisory Agreement, or from reckless disregard by it of its obligations and duties under the Amended Sub-Advisory Agreement or from its material breach of the Amended Sub-Advisory Agreement. In addition, under the Amended Sub-Advisory Agreement, the Adviser and BlackRock have agreed to indemnify each other in certain circumstances.

BlackRock will be paid monthly by the Adviser a fee equal to a percentage of the average daily net assets of the Fund allocated to BlackRock. The fees paid to BlackRock under the Amended Sub-Advisory Agreement are not paid by the Fund but are paid by the Adviser out of the advisory fees the Adviser receives from the Fund. There is no change in the gross advisory fee payable by the Fund as a result of the addition of BlackRock as a Sub-Adviser to the Fund.

The investment advisory services that BlackRock provides to the Fund are not exclusive under the terms of the Amended Sub-Advisory Agreement. BlackRock is free to and does render similar investment advisory services to others. For more information about the Amended Sub-Advisory Agreement, please review the original sub-advisory agreement between the Adviser and BlackRock attached to this information statement as Annex A.

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Portfolio Managers at BlackRock

The table below lists the individuals who currently serve as portfolio managers for the portion of the Fund’s assets allocated to BlackRock.

SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE

BlackRock	James Mauro	James Mauro, Managing Director, is Global Head of Index Fixed Income Portfolio Management within BlackRock Global Markets & Index Investments. He leads the teams responsible for delivering investment quality across BlackRock’s index fixed income funds and ETFs. Previously, Mr. Mauro was Head of Index Fixed Income Portfolio Management in the Americas and Head of San Francisco Portfolio Management. Mr. Mauro’s service with the firm dates back to 2010. Prior to joining BlackRock, he was Head of Active US-based government and inflation strategies with State Street Global Advisors. Mr. Mauro earned a BS degree in business finance from Saint Michaels College in 1992 and an MBA from Boston University in 1997.

	Jonathan Graves	Jonathan Graves, CFA, Managing Director, is Deputy Head of Index Fixed Income Portfolio Management team in the Americas within BlackRock Global Markets & Index Investments. He leads the teams responsible for IG Credit, HY Credit, EM Credit and Municipal bonds across BlackRock’s index fixed income funds and ETFs. Previously, Mr. Graves was a senior portfolio manager in the US Fixed Income Group responsible for implementing credit trading across investment grade, high yield and credit long/short strategies. Mr. Graves’ service with

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SUB-ADVISER	PORTFOLIO MANAGER(S)	EMPLOYMENT EXPERIENCE

the firm dates back to 2003. Prior to joining Barclays Global Investors, he managed active investment grade corporate bond portfolios at Banc of America Capital Management. Mr. Graves earned a BS degree in finance from the California State University, Northridge in 1987 and an MBA in finance from the University of California, Los Angeles in 1997.

	Marcus Tom	Marcus Tom, Director, is head of BlackRock’s Indexed Fixed Income Portfolio Management Team in Atlanta within BlackRock Global Markets & Index Investments. He leads the teams responsible for Multi-Sector, US Securitized, US Rates, and Optimized Outcome Solutions across BlackRock’s index fixed income funds and ETFs. Previously, Mr. Tom was a senior portfolio manager in the US Fixed Income Group responsible for US Securitized and US Rates portfolios. Mr. Tom’s service with the firm dates back to 2000, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, he was an institutional index portfolio manager/trader. His sector specialties include Agency MBS, US Treasuries, TIPS, Agencies, and Listed and OTC Derivatives. Mr. Tom earned a BA degree in managerial economics from the University of California, Davis, in 1999.

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BlackRock does not currently act as an adviser and/or a sub-adviser to other funds whose investment objectives/strategies are similar to the Fund’s.

Principal Executive Officers and Directors of BlackRock

The business address of BlackRock Investment Management, LLC is 50 Hudson Yards, New York, NY 10001.

Please note that BlackRock Investment Management, LLC does not have a Board of Directors. The Officers of the company are as follows:

Name	Position with Sub-Adviser and Principal Occupation	Address
Laurence Fink	Chief Executive Officer	50 Hudson Yards, New York, New York 10001
Robert Kapito	President	50 Hudson Yards, New York, New York 10001
Christopher J. Meade	General Counsel, Chief Legal Officer and Senior Managing Director	50 Hudson Yards, New York, New York 10001
Robert Goldstein	Chief Operating Officer and Senior Managing Director	50 Hudson Yards, New York, New York 10001
Martin Small	Chief Financial Officer and Senior Managing Director	50 Hudson Yards, New York, New York 10001
Charles Park	Chief Compliance Officer	50 Hudson Yards, New York, New York 10001

Board Review and Approval of the Amended Sub-Advisory Agreement

The Amended Sub-Advisory Agreement was approved by the Board, including a majority of the Independent Trustees, at a meeting on June 15, 2026 (the “Meeting”). The Board believes that the terms and conditions of the Amended Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.

Materials Requested Prior to the Meeting. Prior to the Meeting, Ropes & Gray LLP (“Ropes & Gray” or “Independent Legal Counsel”), counsel to the Independent Trustees, had prepared letters on behalf of the Independent Trustees requesting information from the Adviser and BlackRock in connection with a proposed amendment (the “Proposed Amendment”) to the Sub-Advisory Agreement between the Adviser and BlackRock (the “BlackRock Sub-Advisory Agreement”) to add the Fund. Pursuant to the Proposed Amendment, BlackRock would serve as sub-adviser to a new sleeve of the Fund’s portfolio that will provide exposure to strategies involving passive U.S. Treasury and inflation-linked securities (the “BlackRock Passive Treasury Sleeve”).

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The requests were designed to address the requirement under Section 15(c) of the 1940 Act that the Trustees request and evaluate, and that the Adviser and BlackRock furnish, such information as may be reasonably necessary to evaluate the terms of the Proposed Amendment. The Adviser and BlackRock responded to the information requests and provided memoranda and related materials and exhibits for consideration by the Trustees, which were provided to the Trustees in advance of the Meeting and included in the Meeting Materials (together, the “15(c) Materials”).

Set forth below is a summary of the material factors evaluated by the Trustees that formed the basis for the Board’s approval of the Proposed Amendment relating to the Fund and the BlackRock Passive Treasury Sleeve. The Trustees’ conclusions as to the approval of the Proposed Amendment were based on a comprehensive consideration of all information provided to the Trustees. In deciding whether to approve the Proposed Amendment, the Trustees did not identify any single factor or particular information that, in isolation, was controlling. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Materials Reviewed. The Trustees took into account the 15(c) Materials relating to the services to be provided by BlackRock to the Fund and the Passive Treasury Sleeve pursuant to the Proposed Amendment and the related discussions during the Meeting. In doing so, the Trustees took into account that the Proposed Amendment would add the Passive Treasury to the Trust’s existing BlackRock Sub-Advisory Agreement with respect to the Fund pursuant to the same terms and conditions that currently apply to the other Passive Treasury Sleeves of funds sub-advised by BlackRock. As applicable, certain of the 15(c) Materials were provided by the Adviser and BlackRock in connection with the Board’s contemporaneous 2026 annual review and approval of the continuance of the Adviser’s investment advisory agreement with the Trust (the “Advisory Agreement”) and the BlackRock Sub-Advisory Agreement with respect to other series of the Trust, which also took place at the Meeting.

In considering the Proposed Amendment for approval, the Trustees reviewed the 15(c) Materials and related exhibits and other information which included, among other items, the terms of the Proposed Amendment and related, existing BlackRock Sub-Advisory Agreement, comparative fee and expense information, comparative performance information, fee schedules and composite performance information with respect to the J.P. Morgan managed accounts and related strategies that invest in the Fund, descriptions of various portfolio management and other services and functions to be performed by the Adviser and BlackRock for the BlackRock Passive Treasury Sleeve, information regarding the Adviser’s and BlackRock’s compliance policies and procedures applicable to the Fund and the BlackRock Passive Treasury Sleeve, balance sheet and/or other financial information regarding JPMPI and BlackRock, information regarding estimated profitability to JPMPI from its relationship with the Fund taking into account the BlackRock Passive Treasury Sleeve, information regarding potential economies of scale, and information regarding potential ancillary or “fall out” benefits to the Adviser and its affiliates or BlackRock and its affiliates from their relationships with the Fund and the BlackRock Passive Treasury Sleeve. The Trustees also reviewed a memorandum prepared by Independent Legal Counsel regarding the responsibilities of the Trustees in considering the approval of advisory and sub-advisory agreements under applicable law.

Review Process. Following receipt and review of the 15(c) Materials, the Independent Trustees and Ropes & Gray held a video call, during which the 15(c) Materials and the related Proposed Amendment were considered and discussed. The Trustees also received presentations from representatives of the Adviser and BlackRock regarding the BlackRock Passive Treasury Sleeve and

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the Proposed Amendment at the Meeting, during which management representatives responded to questions and any outstanding requests regarding the 15(c) Materials. As part of the review process, the Independent Trustees discussed the Proposed Amendment during executive sessions held with Independent Legal Counsel at which no representatives of management were present.

Nature, Extent and Quality of Services. The Trustees considered the depth and quality of the investment management process of BlackRock to be used for the BlackRock Passive Treasury Sleeve of the Fund, including the experience and capabilities of BlackRock’s senior management, investment and other personnel, and the overall financial strength and stability of BlackRock. In doing so, the Trustees considered that BlackRock currently serves as sub-adviser to sleeves (the “Existing Passive Treasury Sleeves”) of two other series of the Trust (Six Circles Tax Aware Bond Fund and Six Circles Credit Opportunities Fund) that are managed according to substantially the same U.S. Treasury-based strategies that would be used for the BlackRock Passive Treasury Sleeve of the Fund, and by the same investment personnel at BlackRock.

The Trustees reviewed the nature and quality of BlackRock’s investment management, trading, risk management, compliance capabilities and resources, research capabilities, and the experience and capabilities of its portfolio management personnel who would be responsible for the BlackRock Passive Treasury Sleeve of the Fund, and in doing so took into account BlackRock’s services to date as sub-adviser to the Existing Passive Treasury Sleeves. The Trustees also considered the compliance program and code of ethics of BlackRock based on the review and input from the Fund’s Chief Compliance Officer. The Board noted the certificates previously received from BlackRock regarding its compliance program and code of ethics, which represented that BlackRock has compliance policies and procedures in place that are reasonably designed to prevent violations of the U.S. federal securities laws and that BlackRock has adopted a code of ethics that includes provisions reasonably necessary to prevent access persons from engaging in certain specified conduct and violating the code of ethics.

Investment Performance. The BlackRock Passive Treasury Sleeve of the Fund had no performance history to be reviewed by the Trustees. In considering the Proposed Amendment, the Trustees did, however, consider performance information regarding relevant funds and client accounts managed by BlackRock that have comparable investment objectives, strategies and risks to those of the BlackRock Passive Treasury Sleeve, including performance information for the Existing Passive Treasury Sleeves of the other series of the Trust noted above. The Trustees also considered information provided with the 15(c) Materials and throughout the year by the Adviser with respect to its diligence and selection process of BlackRock as a proposed sub-adviser to the Fund for the BlackRock Passive Treasury Sleeve. The Trustees also considered the results of reviews of the performance of BlackRock by the J.P. Morgan Investment Performance Governance Committee (“IPGC”), a separate committee within JPMorgan responsible for providing ongoing oversight of third-party investment strategies, and related reports provided by IPGC to the Board throughout the year. The Board took into account indications from IPGC that it has been satisfied with the performance of BlackRock.

Fees and Total Expenses. In considering the proposed fees and expenses attributable to the Passive Treasury Sleeve of the Fund under the Proposed Amendment, the Trustees noted that the Proposed Amendment would add the Passive Treasury Sleeve to the Trust’s existing BlackRock Sub-Advisory Agreement pursuant to the same terms and conditions that currently apply to the other Passive Treasury Sleeves sub-advised by BlackRock. Additionally, the Trustees considered comparative fee and expense information relating to the Fund provided in connection with the Board’s most recent approval of the continuance of the BlackRock Sub-Advisory Agreement for the Fund at the same Meeting. In doing so, the Trustees took into account a number of factors, including the type and

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complexity of the services to be provided to the Fund and the Passive Treasury Sleeve, the estimated cost of providing such services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to investors in the Fund. The Trustees took into account that JPMPI had contractually agreed to reimburse expenses for the Fund to the extent the total expense ratio exceeds a specified limit and waive any advisory fees that exceeded the aggregate advisory fees JPMPI is contractually required to pay to BlackRock under the BlackRock Sub-Advisory Agreement, and that these arrangements would apply to the Passive Treasury Sleeve. The Trustees also considered the Fund’s advisory fees and total expenses in comparison to the average and median fees and expenses of peer funds identified by Broadridge that were provided in connection with the Board’s most recent approval of the continuance of the BlackRock Sub-Advisory Agreement. In addition, the Trustees considered various information regarding the proposed sub-advisory fee rate to be paid to BlackRock under the Proposed Amendment with respect to the BlackRock Passive Treasury Sleeve and found the proposed rate to be reasonable. Additionally, the Trustees noted the most-favored nations fee provision to be observed by BlackRock included in the BlackRock Sub-Advisory Amendment and the Proposed Amendment, which will help to ensure that sub-advisory fee rates paid to BlackRock with respect to the Passive Treasury Sleeve are no higher than the rates BlackRock charges to similar clients.

Adviser Costs, Level of Profits and Economies of Scale. The Trustees considered the estimated profits to be realized by the Adviser with respect to the BlackRock Passive Treasury Sleeve of the Fund based on profitability information included in the 15(c) Materials and related materials discussed during the Meeting. Among other information, the Trustees considered the Fund’s operating expenses and the estimated cost to the Adviser of providing services to the Fund. They also considered the impact of the expense limitation agreement and fee waiver agreement observed by the Adviser with respect to the Fund on its estimated profitability and that such arrangements would apply to the BlackRock Passive Treasury Sleeve. The Trustees took into account that JPMPI estimates that it will be unprofitable with respect to the Passive Treasury Sleeve and will continue to be unprofitable for at least the upcoming year following the addition of the Passive Treasury Sleeve. The Trustees also took into account that, although JPMPI has not realized direct profits with respect to the Fund, J.P. Morgan and its affiliates could be profitable with respect to the managed accounts that invest in the Fund and the Trustees received related information and input from JPMPI in this regard.

The Trustees further noted that the advisory fee rates paid by the Fund to the Adviser do not have breakpoints, but due to the Fund’s fee waiver arrangements, JPMPI does not retain any portion of the advisory fees paid by the Fund and also observes expense limitation arrangements for the Fund, which may allow the Fund to benefit from economies of scale. The Trustees also took into account that the sub-advisory fee rate under the Proposed Amendment does not include breakpoints.

Ancillary Benefits. The Trustees also considered whether the Adviser and/or BlackRock or any of their affiliates may receive other ancillary or “fall out” benefits as a result of their relationships with the Fund and the BlackRock Passive Treasury Sleeve. The Trustees considered that the Fund (including with the addition of the BlackRock Passive Treasury Sleeve) benefits the Adviser and its affiliates by enhancing current discretionary product offerings to J.P. Morgan Private Bank, J.P. Morgan Securities and Chase Wealth Management clients. The Trustees considered that the Fund and the Passive Treasury Sleeve serve to expand JPMPI’s CIO investment opportunities, expand their current capacity to invest, and reduce unintended portfolio dispersion. The Trustees also considered that, apart from the Adviser, which does not retain any fees under the Advisory Agreement for managing the Fund, the Fund does not engage any JPMPI affiliates as Fund service providers. The Trustees noted that the Fund utilizes unaffiliated/third-party service providers for administration, custody, audit and other services. In this regard, the Trustees took into account the Adviser’s representation that no JPMPI affiliate directly profits financially from the Fund itself.

13

The Trustees also considered that the Adviser and/or its affiliates do receive portfolio management fees (“PMFs”) outside of the Fund based on funds held in the Adviser’s discretionary client accounts, including with respect to assets attributable to shares of the Fund held in such accounts. The Trustees took into account, however, the Adviser’s representation that it or its affiliates would receive these PMFs independent of whether the discretionary accounts allocated investments to the Fund or allocated the same assets to a third-party fund or other investments.

The Trustees additionally considered that BlackRock is not affiliated with any of the Fund’s service providers, and therefore does not benefit from those contractual relationships. The Trustees also considered the proprietary nature of the Fund and whether any benefits result to the Adviser by placing assets of J.P. Morgan managed account clients into the Fund. In addition, the Trustees considered whether the Adviser or its affiliates benefit from the Fund’s portfolio trading practices, noting that while the Adviser is affiliated with broker-dealers, no broker-dealer affiliate ordinarily executes portfolio transactions on behalf of the Fund.

The Trustees also took into account that the Adviser does not retain any of the advisory fees it receives from the Fund and has to date been unprofitable with respect to its management of the Fund itself, and that this is expected to continue following the addition of the BlackRock Passive Treasury Sleeve. The Trustee noted, however, that the Adviser and its affiliates receive fees for managing the J.P. Morgan managed accounts that invest in the Fund. In this regard, the Trustees discussed with management possible approaches to estimating any imputed profitability to the Adviser or J.P. Morgan from their operation of the Fund taking into account the managed account fees they receive that are attributable to assets invested in the Fund and related expenses, and reviewed related information provided by the Adviser. In this regard, the Trustees took into account the Adviser’s representation that J.P. Morgan would continue to receive the same level of fees from its managed accounts whether the accounts invested in the Fund or in other funds and/or individual securities.

Conclusions. After reviewing and considering these and other factors described herein, the Trustees concluded, in their reasonable business judgment, within the context of their overall conclusions regarding the Proposed Amendment and based on information provided and related representations made by the Adviser and BlackRock, that they were satisfied that the fees payable to BlackRock under the Proposed Amendment with respect to the BlackRock Passive Treasury Sleeve of the Fund represent reasonable compensation in light of the nature, extent and quality of services to be provided by BlackRock and that based on the information provided and taking into account the various assumptions made, the estimated profitability of the Adviser with respect to the BlackRock Passive Treasury Sleeve (if any) did not appear to be excessive. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Proposed Amendment are fair and reasonable to the Fund, and approved the Proposed Amendment.

14

BENEFICIAL OWNERS AND MANAGEMENT OWNERSHIP

As of December 31, 2025, the Trustees and officers as a group owned less than 1% of the shares of the Fund. As of December 31, 2025, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SIX CIRCLES TAX AWARE INTERMEDIATE DURATION FUND	J.P. Morgan Securities LLC (For the Benefit of its Customers) 270 Park Avenue New York, NY 10017	99%

AFFILIATED BROKERAGE

The Fund did not pay any brokerage commissions to affiliated brokers during the most recently completed fiscal year.

SERVICE PROVIDERS

The Trust’s distributor is Foreside Fund Services, LLC (“Foreside”). Foreside is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Trust’s administrator, fund accounting agent and custodian is Brown Brothers Harriman & Co. (“BBH”). BBH is located at 140 Broadway, New York, New York 10005. The Trust’s transfer agent is SS&C GIDS, Inc. (formerly DST Asset Manager Solutions, Inc.) (“SS&C”). SS&C is located at 30 Braintree Hill Office Park, Suite 400, Braintree, MA 02184.

OTHER MATTERS

The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon request by writing to Six Circles Funds c/o J.P. Morgan Private Investments Inc., 270 Park Avenue, New York, NY 10017, or by calling collect 1-212-464-2070.

If you have elected to receive one information statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the information statement for a separate account if a separate copy is requested.

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders.

NO ACTION REQUIRED

This information statement is provided to you solely for informational purposes. No shareholders vote is being taken with respect to the matters described. You are not being asked to provide a proxy.

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.

15

ANNEX A

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN PRIVATE INVESTMENTS INC.

and

BLACKROCK INVESTMENT MANAGEMENT, LLC

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), effective as of June 22, 2018, between J.P. Morgan Private Investments Inc. (the “Adviser”), a corporation organized and existing under the laws of the State of Delaware, and BlackRock Investment Management, LLC (“Subadviser”), a limited liability company organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of June 22, 2018 (the “Advisory Agreement”) with Six Circles Trust, a Delaware statutory trust (the “Trust”), which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust is and will continue to be a series trust having one or more investment funds, each with its own assets, investment objectives, policies and restrictions (each a “Fund” and collectively, the “Funds”); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”); and

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain the Subadviser, in connection with the Funds listed on Appendix A, in the provision of a continuous investment program for that portion of the assets of the Fund which the Adviser may from time to time allocate to the Subadviser in accordance with the terms of this Agreement (the “Subadviser Assets”) and the Subadviser is willing to furnish such services (the “Investment Program”);

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1. Appointment. The Adviser hereby retains the Subadviser to act as investment adviser for and to manage on a discretionary basis the Subadviser Assets for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Subadviser acknowledges and agrees that (i) the Adviser makes no commitment to allocate any maximum or minimum portion of the Fund’s assets to the Subadviser as the Subadviser Assets, (ii) at any time, upon written notice to the Subadviser, the Adviser may allocate all, none or any portion of the Fund’s assets to the Subadviser, (iii) the Adviser may reallocate any portion or all of the Subadviser Assets (a) to any other subadviser unaffiliated with the Adviser upon written notice to the Subadviser or (b) to itself or a subadviser affiliated with the Adviser upon 61 days’ written notice to the Subadviser (or such shorter period as may be agreed by the Subadviser after receipt of such notice) and (iv) subject to written notice to the Subadviser, and, as applicable, the written notice set forth in clause (iii)(b) of this paragraph 1, the Adviser retains authority to immediately assume direct responsibility for any function delegated to the Subadviser under this Agreement.

2. Duties of the Subadviser

A. Investment Subadvisory Services. Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with (i) the Fund’s investment objective, policies, and restrictions as set forth in the Trust’s Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the “Prospectus”), (ii) the portfolio guidelines agreed from time to time in writing by the Adviser and the Subadviser (the “Guidelines”), (iii) except as specifically set forth in the Guidelines, the requirements applicable to registered investment companies under applicable laws (including the 1940 Act) and (iv) such other limitations as the Adviser may institute, in each of (i) through (iv) in writing and provided to Subadviser within a reasonable time prior to implementation to give the Subadviser sufficient opportunity to raise any issues that could affect implementation. For the avoidance of doubt, the Subadviser agrees that it will manage the Subadviser Assets in accordance with the investment limitations and other restrictions under the 1940 Act as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act. The Subadviser further agrees to manage the investments of the Subadviser Assets in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as if the Subadviser Assets constituted a separate investment company registered under the 1940 Act, except as otherwise specifically set forth in the Guidelines, based on the Subadviser’s reasonable interpretation of such provision and based on the books and records relating to the Subadviser Assets as provided by the Fund’s administrator, custodian or other service provider. Without limiting the preceding obligations of the Subadviser, if the Adviser notifies the Subadviser that the Adviser has determined, in its sole discretion, that the Subadviser Assets are not in compliance with any of the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code, the Subadviser will immediately take action to bring the Subadviser Assets back into compliance; provided, however, the Subadviser’s action shall not, in and of itself, constitute an admission by the Subadviser that the Subadviser Assets are not in compliance with the Trust’s Declaration of Trust, By-Laws, Prospectus, Guidelines, the 1940 Act or the Code. The Subadviser shall (a) make investment decisions for the Subadviser Assets and select securities for purchase or sale with respect to the Subadviser assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and investment analysts whose duties include, without limitation, providing research services with respect to the Subadviser Assets. In providing these services, the Subadviser will conduct a program of investment, evaluation and, if appropriate, sale and reinvestment of the

Subadviser Assets, including the amount to be held uninvested as cash or in cash equivalents selected by the Subadviser.

The Adviser shall make available to or furnish the Subadviser with copies of the Trust’s Prospectus and Statement of Additional Information, Declaration of Trust, Bylaws, Advisory Agreement, the Guidelines and any other limitations or guidelines instituted by the Adviser with regards to the Subadviser Assets, and any amendments thereto, in each case in the form currently in effect. Upon receipt by Subadviser of written notification by the Adviser of such amendments, the Subadviser shall commence action if necessary to bring the Subadviser Assets into compliance as soon as reasonably practicable.

The Subadviser shall have authority to instruct the Fund’s custodian (the “Custodian”) to: (i) pay cash for securities and other property delivered to the Custodian for the Subadviser Assets, (ii) deliver or accept delivery of, upon receipt of payment or payment upon receipt of, securities, commodities or other property underlying any futures or options contracts, and other property purchased or sold in the Subadviser Assets, and (iii) deposit margin or collateral which shall include the transfer of money, securities or other property to the extent necessary to meet the obligations of the Subadviser Assets with respect to any investments made pursuant to the Prospectus.

The Subadviser is authorized with respect to the Subadviser Assets to enter into trading agreements and execute any documents (e.g., ISDAs, control agreements, clearing agreements and other trading arrangements on behalf of the Fund, as applicable) and take any other actions required to make investments pursuant to the Prospectus, which may include any market and/or industry standard documentation. The Subadviser agrees to provide copies of such trading agreements and documents to Adviser upon Adviser’s reasonable request and in such forms as the Adviser and Subadviser may mutually agree.

In addition, the Subadviser shall not act for, represent, and purport to bind the Fund with respect to any Subadviser Assets in any legal or administrative proceeding (excluding any corporate actions) involving any Subadviser Assets, including, without limitation, bankruptcy proceedings without the prior written consent of the Adviser.

Subadviser may, as permitted by rule, regulation or position of the staff of the Securities and Exchange Commission, utilize the personnel of its affiliates including foreign affiliates in providing trade execution and other administrative services under this Agreement. In addition, the Subadviser may also delegate any of its investment advisory duties and obligations hereunder to any affiliated person, as such person is defined in the 1940 Act, that is eligible to serve as an investment adviser to an investment company registered under the 1940 Act on such terms and conditions as it deems necessary or appropriate, provided that such delegation is permitted by and in conformity with the 1940 Act. Notwithstanding the foregoing in this paragraph, Subadviser shall remain solely responsible for the provision of services under this Agreement.

B. Subadviser Undertakings. In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with (a) the Trust’s Prospectus, Agreement and Declaration of Trust, Bylaws, written policies and procedures of the Fund adopted by the Board, (b) the Guidelines, (c) any other written limitations instituted by the Adviser and agreed to by the Subadviser with regard to the Subadviser Assets, and (d) any written instructions and directions of the Board or the Adviser, in each case as provided in writing to the Subadviser (so long as (x) the policies, guidelines, instructions and directions set out in (a) – (d) do not cause the Subadviser to violate applicable law or regulation and (y) the Subadviser is provided a reasonable period of time to comply with such policies, guidelines, instructions and directions). The Subadviser hereby agrees to:

(i)

regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the Investment Program, compliance of the Subadviser Assets with the Prospectus, the Guidelines, the 1940 Act and the Code, and other topics as may reasonably be requested by the Board or the Adviser, including attending Board meetings, as reasonably requested, to present such reports to the Board;

(ii)

make themselves available, upon reasonable request by the Adviser, the Trust’s pricing agent and/or valuation committee, taking into account the time sensitive nature of the matter, to consult with the Adviser, the Trust’s pricing agent or valuation committee regarding the valuation of any of the Subadviser Assets for which the Adviser, the Trust’s pricing agent or valuation committee seeks assistance from the Subadviser or identifies for review by the Subadviser. Notwithstanding the foregoing, the Adviser acknowledges that (a) the Subadviser is not the pricing agent for the Fund, the Trust or the Subadviser Assets, (b) the Subadviser’s valuation policies may differ from the valuation policies of the Trust’s pricing agent and valuation committee and (c) therefore, the valuations made by the Fund with respect to the Subadviser Assets may differ from the valuations made by or on behalf of the Subadviser for other accounts that the Subadviser manages. The Adviser further acknowledges that certain information, data or analyses may be proprietary to the Subadviser or otherwise consist of nonpublic information, and agrees that nothing in this Agreement shall require Subadviser to provide any information, data or analysis in contravention of applicable legal or contractual requirements, and, with respect to any information that is provided, agrees to use any such information only for the purpose of pricing Subadviser Assets and to maintain their confidentiality;

(iii)

in connection with any securities or other investments purchased, sold, retained or borrowed for the Subadviser Assets, arrange for the transmission to the Custodian on a daily basis such confirmation, trade tickets, and other documents and information, including, but not limited to, CUSIP, Sedol, or other numbers that identify the securities or other instruments to be purchased, sold, retained or borrowed on behalf of the Fund, as may be reasonably necessary to enable the Custodian to perform its custodial, administrative, and recordkeeping responsibilities with respect to the Fund. Communication by the Subadviser via electronic means is acceptable to the Adviser, the Custodian or the administrator (the “Administrator”);

(iv)

with respect to securities or other instruments of the Subadviser Assets to be settled through the Custodian, arrange for the transmission of the confirmation of such trades to the Custodian. For the avoidance of doubt, the parties acknowledge that the Subadviser is not a custodian of the Fund’s assets and that it will not take possession or custody of such assets;

(v)

reconcile all trades made on behalf of the Subadviser Assets with each executing broker and counterparty daily to facilitate accurate trade settlement and verify open positions (including cash). The Subadviser shall notify the Adviser and the Custodian, on behalf of the Fund, promptly upon becoming aware of any trade which the Subadviser believes was not executed in accordance with its instructions and in no event shall notice be delivered later than one business day after the time as of which the Subadviser becomes aware of any such trade. The Fund or its designee may also conduct a reconciliation of trades as reported from executing brokers and counterparties and the Subadviser shall reasonably cooperate with the Fund or such designee in order to effect such reconciliation, including without limitation by arranging for reasonable access by the Fund or such designee to the files and websites of the executing brokers and counterparties to the extent such access is available;

(vi)

promptly review each holdings reconciliation report relating to the Subadviser Assets that it receives from the Custodian and accounting agent and/or the Adviser, as appropriate, and shall use commercially reasonable efforts to resolve all open reconciliation items, including trade breaks, contained in such report within one business day after the time as of which the Subadviser receives such report;

(vii)

use commercially reasonable efforts to prepare and cause to be filed in a timely manner Form 13F and Schedules 13D or 13G, if required, with respect to securities held in the Subadviser Assets, without regard for any other assets held by the Trust or the Fund, unless specifically informed otherwise by the Adviser (it being understood that unless notified otherwise in writing, the Subadviser shall consider such securities as being subject to its investment discretion for purposes of Form 13F). The Subadviser agrees that it shall not acquire on behalf of the Fund any equity securities registered under Section 12 of the Securities Exchange Act of 1934, as amended (“1934 Act”) with the purpose or effect, at the time of such acquisition, of changing or influencing control of the issuer of the securities or in connection with or as a participant in any transaction having such purpose or effect, including any transaction subject to Rule 13d-3(b) promulgated under the 1934 Act;

(viii)

provide such historical performance, fee and expense information about the accounts and investment funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets as may be reasonably necessary to allow the Trust, the Board or their agents to fulfill their duties under applicable laws, including, without limitation, Section 15 of the 1940

Act, and to permit the Adviser to satisfy its oversight responsibilities or to satisfy any request by applicable federal or state regulatory authorities. Such information may be provided in the form of a composite of accounts or on an anonymous basis;

(ix)

provide reasonable assistance to the Adviser with respect to the annual audit of the Fund’s financial statements, as related to the Subadviser Assets, including, but not limited to: (a) providing broker contacts as needed for obtaining trade confirmations; (b) providing copies of term loans and swap agreements, within a reasonable time upon request by the Adviser; provided that any such agreements may be redacted or otherwise provided in a form that Subadviser determines to be appropriate; and (c) providing reasonable assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the brokers and (d) provide reasonable assistance in valuing investments that are not readily ascertainable in the event the Fund is unable to obtain such market quotations through independent means, subject to Section 2(B)(ii); and

(x)

provide timely input to and collaborate with the Adviser and the Fund (a) in determining appropriate liquidity classifications for the Subadviser Assets, for purposes of compliance with Rule 22e-4 under the 1940 Act, when effective, and in accordance with the parameters of the Fund’s liquidity program, and (b) in providing data and information in connection with the preparation of the Fund’s shareholder reports (e.g. Form N-CSRs), census reporting forms (e.g. Form N-CEN) and portfolio holdings reporting forms (e.g. Forms N-Q and/or N-PORT) or the financial reports contained therein.

The Sub-Adviser shall not be responsible for filing proofs of claim or otherwise initiating or otherwise determining to participate in class action lawsuits with respect to securities held by the Subadviser Assets.

In the event the Adviser or custodian engages in securities lending activities with respect to the Subadviser Assets, the Subadviser will not be a party to or may not necessarily be aware of such lending activities. It is understood that the Subadviser shall not be responsible for settlement delay or failure, corporate action failure or any related costs or loss due to such activities.

C. Expenses. The Subadviser will bear all of its expenses, including, without limitation, Subadviser’s insurance premiums and deductibles, in connection with the performance of its services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser as set forth herein or otherwise. The expenses to be borne by the Trust may include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission (the “SEC”) fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, insurance premiums and deductibles, industry association fees, outside auditing and fund- related legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.

D. Brokerage. The Subadviser will be responsible for managing any collateral and margin requirements associated with investments made for the Subadviser Assets and will perform in-house reconciliation procedures on such accounts and provide reports relating to such reconciliations to the Adviser upon reasonable request. The Subadviser shall notify the Custodian and the relevant counterparty of any significant discrepancies in the collateral requirements or daily collateral management activity promptly of the Subadviser becoming aware of a discrepancy and shall use commercially reasonable efforts to work to resolve any discrepancies in the collateral requirements or daily collateral management activity promptly after the time as of which the Subadviser becomes aware of such discrepancy. In selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets, it shall be the policy of the Subadviser to seek to obtain best execution and the Subadviser agrees to act in conformance with its best execution policies and procedures. Subadviser shall provide updates of such best execution policies and procedures to the Adviser and the Fund promptly following the close of the calendar quarter during which any material changes were made thereto. In assessing best execution, the Subadviser will consider factors it deems relevant, which may include, without limitation, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating best execution, the Subadviser is authorized to consider the brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Subadviser exercises investment discretion. Other than upon prior written approval by the Adviser, Subadviser will not engage in any transactions with respect to the Subadviser Assets with any affiliate of the Adviser as previously identified by Adviser in a written list. Subadviser will provide to Adviser a written list of its affiliates and will, from time to time, update such list as necessary. Adviser has provided to Subadviser a written list of affiliated brokers and dealers of the Adviser and will, from time to time, update and deliver such list as necessary.

E. Aggregation of Orders. Subject to the Subadviser’s obligations to seek to obtain best execution in selecting brokers or dealers to execute transactions on behalf of the Subadviser Assets as set forth in Section 2D (Brokerage), the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate orders. In such event, allocation of the orders, as well as the expenses incurred in the transaction, will be made by the Subadviser in a fair and equitable manner and consistent with the Subadviser’s fiduciary obligations to the Fund and to its other clients and in a manner consistent with the Subadviser’s allocation policies and procedures. Subadviser shall provide updates of its policies and procedures concerning allocations of orders to the Adviser and the Fund promptly following the close of the calendar quarter during which any material changes were made thereto. The Adviser recognizes that, in some cases, the Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.

F. Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations applicable to the Subadviser, including, without limitation, Rule 31a-3 under the 1940 Act, of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that the Fund’s Records are the property of the Trust and further agrees to provide promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule. Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets that are required to be maintained by the Subadviser under applicable requirements of the 1940 Act.

G. Subadviser Compliance Responsibilities. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing. However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform (i) compliance monitoring designed to ensure compliance as set forth in Section 2A and (ii) periodic compliance testing with respect to the Subadviser Assets as it deems appropriate, based upon information in its possession or upon information and reasonable written instructions received from the Adviser or the Trust’s Administrator. The Adviser or the Administrator shall promptly provide the Subadviser with complete and accurate copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus, the Guidelines and any written policies or procedures adopted by the Board and currently in effect applicable to the Subadviser Assets, and shall use commercially reasonable efforts to provide the Subadviser with any amendments or revisions thereto in advance of such adoptions, amendments or revisions taking effect. Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H. Proxy Voting. The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of any voting securities in the Subadviser Assets. The Subadviser may use recommendations from a third party in order to make voting decisions and may use a third party service provider to perform the voting (a “Third Party Proxy Voting Service Provider”). The Custodian shall cause to be forwarded to the Subadviser or Third Party Proxy Voting Service Provider all proxy solicitation materials that the Fund or its representatives may receive. The Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act. The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format reasonably requested by the Board. Upon reasonable request, Subadviser shall provide the Adviser or the Administrator with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form N-PX. The Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records. For the avoidance of doubt, the Subadviser has sole and full discretion to vote (or not to vote) any securities constituting the Subadviser Assets and the Adviser will not, directly or indirectly, attempt to influence the Subadviser’s voting decisions.

I. Use of Names. The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust, the Fund or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved in writing prior thereto by the Adviser; provided, however, that during the term of this Agreement, the Subadviser may use the Adviser’s, the Trust’s or the Fund’s name and that of their affiliates which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission, law, regulation, court order or other similar request or demand or as otherwise permitted pursuant to this Agreement. For so long as the Fund remains in existence and the Subadviser is providing the services set forth herein, the Adviser and the Fund shall have a royalty-free license to use the name of the Subadviser, including any short-form of such name, or any combination or derivation thereof, limited for the purpose of identifying the Subadviser as a subadviser to the Fund. The Subadviser acknowledges and agrees that the Adviser, the Fund and the Fund’s distributor will use such names in communications about the Fund to current and prospective investors in accordance with all applicable laws, rules and regulations, together with other general information regarding the Subadviser and its affiliates, including, without limitation, a general description of the investment program of the Subadviser with respect to the Subadviser Assets. The Adviser and the Fund shall cease to use the name of the Subadviser in any newly printed materials (except as may be reasonably necessary to comply with applicable law or as required in connection with the Trust’s standard reporting) promptly upon termination of this Agreement. Other than materials which contain only the name or appointment of the Subadviser or language that is identical to previously-approved language from the current Fund Prospectus or Statement of Additional Information, all sales and other marketing and communications materials referring to or containing information regarding the Subadviser shall be subject to the review and approval of the Subadviser, which approval shall not be unreasonably withheld, and the Subadviser agrees to use commercially reasonable efforts to review all such material promptly, but no later than ten days of their receipt thereof.

J. Other Subadvisers. With respect to any Fund, (i) without the prior written consent of the Adviser, the Subadviser will not consult with any other subadviser to that Fund (including, in the case of an offering of securities subject to Section 10(f) of the 1940 Act, any subadviser that is a principal underwriter or an affiliated person of a principal underwriter of such offering) concerning transactions for that Fund in securities or other assets, except, in the case of transactions involving securities of persons engaged in securities-related businesses, for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act; and (ii) the Subadviser is responsible only for providing advice and the other services set forth herein with respect to the Subadviser Assets. Pursuant to Rule 17a-10 of the 1940 Act, the Adviser agrees that it will include a provision substantially similar to this Section 2J in each other subadvisory agreement relating to the Fund.

K. Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund or a list of Subadviser Assets, other than (i) in accordance with the Fund’s portfolio holdings disclosure policy, (ii) to third party service providers that reasonably require such information to perform services with respect to the Subadviser Assets so long as such third party service providers are subject to confidentiality restrictions and covenants, (iii) as otherwise directed in writing by the Adviser or (iv) as required by applicable law, regulation, court order or other similar request or demand (including in connection with Section 15 of the 1940 Act); provided that the Subadviser shall notify the Adviser of the disclosure to the extent legally permissible. The foregoing shall not prohibit the Subadviser’s disclosure of portfolio securities and instruments held by any of its other client accounts or investment funds which pursue similar strategies to the Fund.

L. Business Continuity. The Subadviser has established and will keep in effect a “disaster recovery” preparedness plan that sets forth procedures for recovery of critical business functions at minimum operating levels and is designed so that it can be implemented within a 24-hour time period. The Subadviser shall notify the Adviser of the occurrence of any event requiring the Subadviser to implement any procedures under such plan with respect to the Subadviser Assets.

M. Cybersecurity. The Subadviser has established and will keep in effect policies and procedures reasonably designed to detect and prevent cybersecurity breaches, including without limitation, malware, viruses, and other unauthorized access to information and information systems maintained by the Subadviser. The Subadviser shall notify the Adviser of the occurrence of any security incident that is related to the Subadviser Assets or data relating to the Subadviser Assets for which the Subadviser becomes aware.

N. Subadviser Rights to Performance Record. Notwithstanding anything else to the contrary herein, the Subadviser shall retain a right to use the investment performance and track record of the Subadviser Assets (including in marketing) to the extent permitted by law, provided that the name of the Fund and the Trust is not specifically identified without the prior written approval of the Trust. Further, for the avoidance of doubt, the Subadviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Subadviser Assets and the Fund as are necessary to support any such uses of the investment performance and track record.

O. Subadviser Trade Errors and Breaches. The Subadviser shall notify the Adviser as promptly as reasonably practicable upon detection of any breach of Guidelines or breach of other applicable limitations or requirements due to investment activity by Subadviser in connection with its management of the Subadviser Assets (a “Breach”), and the Subadviser

shall commence action to correct any trade error or Breach upon detection of any trade error in connection with its management of the Subadviser Assets. In the event of a trade error or Breach, the Subadviser shall provide a memorandum to the Adviser describing the trade error or Breach and the action, if any, to be taken to prevent future occurrences of such trade error or Breach or, alternatively, a statement that the Subadviser has reviewed its existing controls, found them reasonably designed to prevent additional trade errors or Breaches in the future and has determined that no further action is required. Notwithstanding the Subadviser’s assessment of its internal controls or any other provision of this Agreement including Sections 4 and 5, the Subadviser shall cooperate with the Adviser to remediate all trade errors or Breaches impacting the Fund, which, for the avoidance of doubt, may include reimbursement from the Subadviser to the Fund. In addition, the Subadviser shall, upon request, provide the Adviser and the Trust, or their agents, with any information it may have related to any trade error or Breach with respect to the Subadviser Assets in the Fund, its analysis and correction. For the avoidance of doubt, any deviation from the Guidelines or other applicable limitation or requirements due to market movement or redemption or purchase activity within the Subadviser Assets shall not be deemed to be a Breach for purposes of this Section.

3. Compensation of Subadviser. The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Further, the Subadviser agrees to the representations regarding the fee structure specified in Appendix A. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to the Subadviser Assets accrued to, but excluding, the date of termination (as of the open of business) shall be paid promptly following such termination.

4. Standard of Care. The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, or as otherwise provided in Section 2O above and Section 5 below, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder, or from reckless disregard by it of its obligations and duties under this Agreement or from its material breach of this Agreement. It is acknowledged and agreed that any trade error that results in a gain to the Fund shall inure to the benefit of the Fund.

5. Indemnification.

A. The Adviser shall indemnify the Subadviser and the Subadviser’s affiliates, agents, controlling persons, directors, partners, officers, employees and shareholders (collectively, the “Subadviser Indemnified Parties”) against, and hold such Subadviser Indemnified Parties harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, information furnished in writing to the Adviser by any Subadviser Indemnified Party for use therein or (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Adviser’s reckless disregard of its obligations and duties under this Agreement or the Adviser’s material breach of this Agreement.

B. The Subadviser shall indemnify the Trust, the Adviser and each of their respective affiliates, agents, controlling persons, directors, members of the Board, partners, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any and all Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material breach by the Subadviser of this Agreement; (ii) any material misstatement or omission of a material fact in information regarding the Subadviser furnished in writing to the Adviser by the Subadviser for use in the Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC; or (iii) the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or the Subadviser’s reckless disregard of its obligations and duties under this Agreement. Notwithstanding anything herein to the contrary, the Subadviser shall not indemnify the Trust, the Adviser or any Indemnified Parties for Losses due to (i) any acts of the Adviser or any other subadviser to the Trust with respect to any portion of the assets of the Trust or Fund not managed by the Subadviser, and (ii) the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6. Non-Exclusivity. The services of the Subadviser to the Adviser with respect to the Subadviser Assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render any investment advisory or any other services to others whether similar or dissimilar in nature to the services hereunder (including other investment companies) and to engage in any other activities. It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.

The Adviser acknowledges that the Subadviser now acts and from time to time hereafter may act as investment adviser or sub-investment adviser to one or more private funds, investment companies and fiduciary or other managed accounts (collectively, the “accounts”), and the Adviser has no objection to the Subadviser so acting. The Adviser acknowledges that while the Subadviser Assets and other accounts may invest in the same type of securities, the Subadviser may give advice or exercise investment responsibility and take such other action with respect to such other accounts which may differ from advice given or the timing or nature of action taken with respect to the Subadviser Assets; provided, however, that any such advice is consistent with the Subadviser’s fiduciary duties and obligations to the Subadviser Assets.

In addition, it is understood that the persons employed by the Subadviser to assist in the performance of the Subadviser’s duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict the Subadviser’s right or the right of any of the Subadviser’s affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

The Subadviser shall, for all purposes hereof, be an independent contractor and, except as expressly provided hereunder, the Subadviser shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser.

7. Maintenance of Insurance. During the term of the Agreement and for a period of one year after the termination hereof, Subadviser will be covered by errors and omissions insurance, fidelity bond coverage and commercial general liability insurance coverage maintained by the Subadviser or any of its affiliates each in a commercially reasonable amount based upon the amount of assets managed by the Subadviser and industry standards. Subadviser shall upon reasonable request provide to the Adviser notify the Adviser of any material change in the policies that is reasonably expected to have a material adverse impact on the Subadviser’s management of the Subadviser Assets.

8. Confidentiality. Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than to a limited number of employees, attorneys, accountants, affiliates, third party counterparties, Fund service providers and other advisers (collectively, “Representatives”) for which such disclosure is necessary for the performance of its responsibilities and duties hereunder. Notwithstanding the foregoing, a party shall be permitted to disclose such nonpublic information if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law; provided, however that the disclosing party will provide notice to the non-disclosing party prior to such disclosure, to the extent notice is legally permissible. Nonpublic information shall not include information the receiving party can clearly establish was (a) known to such receiving party prior to disclosure to such party by the other party or its representatives and not otherwise subject to a separate confidentiality obligation (b) rightfully acquired by the receiving party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the receiving party or its affiliates; or (d) independently developed by the receiving party without reference or reliance upon the nonpublic information. Neither party shall use the information provided by the other party to trade for their own account or, without the other party’s consent, for the account of any other person (other than the Fund).

9. Term of Agreement. This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable at any time (including during the initial two year term), without penalty, (i) on 61 days’ written notice by the Adviser, or (ii) on not more than 60 days’ written notice by the Board, by vote of holders of a majority of the Fund’s shares or by the Subadviser, and (iii) will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser. This Agreement also will terminate automatically in the event of its Assignment (as defined in the 1940 Act).

10. Representations of Subadviser. The Subadviser represents, warrants, and agrees on each day during the term of this Agreement as follows:

A. The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) meets, and will continue to meet for so long as this Agreement remains in effect, in all material respects any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iii) has all necessary federal and state governmental, regulatory and commodity exchange licenses and approvals required to conduct its business as contemplated hereby; (iv) is and will continue to be operated in compliance in all material respects with all applicable laws, rules, and regulations; (v) has in effect all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to act as described herein or required to perform its obligations hereunder (including, by way of example only but without limitation, to the extent required, registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity trading advisor under the Commodity Exchange Act, as amended (the “CEA”) and membership with the National Futures Association (the “NFA”)), and the performance of such obligations will not materially violate or result in a material breach of any provision of the Subadviser’s certificate of formation or operating agreement; (vi) has the authority to enter into and perform the services contemplated by this Agreement; (vii) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (viii) will manage the Subadviser Assets in a manner consistent in all material respects with the Subadviser’s code of ethics (the “Code of Ethics”) and its compliance policies and procedures.

B. The Subadviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics. On a quarterly basis upon written request of the Adviser, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations of the Subadviser’s Code of Ethics which have occurred with respect to the Subadviser Assets.

C. The Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of the federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, the Subadviser shall provide the Adviser with summaries of any applicable policies and procedures that relate to the Subadviser Assets. The Subadviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures. In addition, on an annual basis, the Subadviser will provide the Adviser with a summary of their annual review of its policies and procedures as required by Rule 206(4)-7 of the Advisers Act.

D. The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV Part 2 as most recently filed with the SEC and hereafter will provide a copy of its annual amendment to the Adviser as necessary and in connection with the annual 15(c) process. The Adviser acknowledges receipt of the Subadviser’s Form ADV more than 48 hours prior to the execution of this Agreement.

E. The written information relating to the Subadviser and its investment program provided by the Subadviser to the Adviser, the Fund and/or the Trust for use in the Fund’s Prospectus, registration statement or proxy materials (the “Offering Materials”) does not, as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

F. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Subadviser is bound or any order, rule, statue or regulation applicable to the Subadviser of any court or any governmental body or administrative agency having jurisdiction over the Subadviser, including, without limitation the 1940 Act or the Advisers Act.

G. The Subadviser is not in default of any material obligation to which it is bound or agreement to which it is a party, nor is the Subadviser in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect the business or financial condition of the Subadviser or are reasonably likely to have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

H. Other than as may have been disclosed in writing to the Adviser, there is not pending, or to the best of the Subadviser’s knowledge threatened, any action, suit or proceeding before or by any court or other governmental body to which the Subadviser is a party, or to which any of the assets of the Subadviser are subject, which would reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement. Other than as may have been disclosed in writing to the Adviser, the Subadviser has not received any notice of an investigation or warning letter from any regulatory organization, including, without limitation, the SEC, the NFA or the CFTC regarding material non-compliance by the Subadviser with any rule, regulation or statute, which notice or letter is reasonably expected to result in a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement.

I. This Agreement has been duly and validly authorized, executed and delivered by the Subadviser and constitutes a legal, valid and binding agreement of the Subadviser enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency laws and principals and doctrines of equity.

J. The Subadviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Subadviser’s ability to perform its obligations under this Agreement. The Subadviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

K. Except as otherwise agreed by the Adviser, the Subadviser will manage the investments of the Subadviser Assets in accordance with the exemption provided in CFTC Rule 4.5.

L. The Subadviser has policies and procedures to ensure compliance with all applicable laws, rules and regulations, including without limitation, economic sanctions programs (“Sanctions”), such as those administered or promulgated by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the European Union, and the United Nations Security Council; and neither the execution or delivery of this Agreement by the Subadviser nor any action taken in its performance of its obligations hereunder shall cause the Trust or the Adviser to be in violation of Sanctions; and neither the execution or delivery of this Agreement by the Subadviser nor its performance of its obligations hereunder shall conflict with, violate, breach or constitute a default under any term or provision of its constituent or governing documents or any indenture, mortgage, deed of trust, instrument, agreement or other document to which the Subadviser is a party or by which it is bound or to which any of its assets are subject or any applicable statute, law, rule, regulation, order or other legal requirement applicable to the Subadviser or any of its assets.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Subadviser no longer true and accurate in any material respect, the Subadviser shall notify the Adviser as soon as is reasonably practicable, except as prohibited by applicable law.

11. Representations of Adviser. The Adviser represents, warrants, and agrees, as of the date hereof, as follows:

A. The Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) has the authority to enter into and perform the services contemplated by this Agreement; and (iii) will promptly notify the Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B. The Trust is registered as an investment company under the 1940 Act and shall maintain such registration in good standing throughout the term of this Agreement.

C. The Adviser is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization and in good standing in each other jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially affect the Adviser’s ability to perform its obligations under this Agreement. The Adviser has full power and authority to perform its obligations under this Agreement and it has the requisite power and authority to own property, perform its obligations and conduct its business.

D. The execution and delivery of this Agreement, the incurrence of the obligations herein set forth and the consummation of the transactions contemplated herein will not constitute a breach of, or default under, any instrument by which the Adviser is bound or any order, rule, statue or regulation applicable to the Adviser of any court or any governmental body or administrative agency having jurisdiction over the Adviser including, without limitation the 1940 Act or the Advisers Act.

E. This Agreement has been duly and validly authorized, executed and delivered by the Adviser and constitutes a legal, valid and binding agreement of the Adviser enforceable in accordance with its terms. This Agreement has been duly approved by the Trust and the Board in accordance with all applicable requirements of the 1940 Act.

If at any time, any event shall occur which would make any of the foregoing representations and warranties of the Adviser no longer true and accurate in any material respect, the Adviser shall notify the Subadviser as soon as is reasonably practicable, except as prohibited by applicable law.

12. Provision of Certain Information by Subadviser.

A. The Subadviser will promptly notify the Adviser, as permitted by applicable law, (1) in the event the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Subadviser or any of its affiliates; (ii) placed limitations upon its (or any affiliate’s) activities, functions or operations which may reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (iii) suspended or revoked its (or any affiliate’s) registration, if any, as an investment adviser; or (iv) has commenced proceedings or a formal investigation that may reasonably be expected to have a material adverse effect on the Subadviser’s ability to perform its obligations under this Agreement; (2) upon having a reasonable basis for believing that the Subadviser Assets, assuming the Subadviser Assets constituted a separate investment company registered under the 1940 Act, have ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Section 851(b)(2) or 851(b)(3) of the Code, except as otherwise provided for in the Guidelines; or (3) there occurs any (a) conviction, settlement or plea of guilty or no contest by the Subadviser or any of its affiliates, or any principal or officer of the Subadviser (the “Relevant Persons”) regarding any felony, securities law-related misdemeanor or any criminal misdemeanor involving theft or fraud, (b) settlement with or final determination by any regulatory authority involving a material violation of a securities law or regulation on the part of any Relevant Person; (c) formal allegation by any US or non-US governmental or self-regulatory body (including, but not to, limited to Wells Notices) of fraud, embezzlement, money laundering, insider trading, market manipulation or abuse, or breach of regulation with reference to, any Relevant Persons or the initiation of any such Proceeding (as defined in the general instructions to Form ADV) against any Relevant Persons; (d) disciplinary information that Subadviser is obligated to disclose to its clients under Item 11 of Form ADV Part 1A or Item 9 of Form ADV Part 2A (in each case of this 3(a) through 3(d), with respect to the Subadviser’s management of the

Subadviser Assets or that would have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Funds under this Agreement); (e) material breach of this Agreement of which the Subadviser is aware; or (f) any other event which could, in the reasonable determination of the Subadviser, have a material adverse effect on the Subadviser’s ability to carry out its obligations to the Fund under this Agreement.

B. The Subadviser further agrees to notify the Adviser promptly of any material fact respecting or relating to the Subadviser known to the Subadviser not contained in the Prospectus and required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) – 1 of the 1940 Act. Such assistance shall include, but not be limited to, (i) providing such reports and certifications as the Chief Compliance Officer of the Fund may reasonably request pursuant to Rules 17j-1 and 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (ii) reasonably facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with reasonable access to its chief compliance officer; (iv) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested to allow the Trust’s chief compliance officer to address in his or her annual written report to the Board pursuant to Rule 38a-1 the operation of the policies and procedures of the Subadviser as they relate to the Subadviser Assets in such form as may be mutually agreed to by the parties; and (v) providing special reports in the event of “material compliance matters,” as defined by Rule 38a-1(e)(2), relating to the Subadviser Assets, as soon as is reasonably practicable and to the extent permitted by applicable law. Further, Subadviser is aware that: (a) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) currently are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (b) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge. Consequently, Subadviser will provide the Adviser, the Trust or the Board with such information and assurances (including any sub-certifications) as the Adviser, the Trust or the Board may reasonably request from time to time in order to assist the Trust in its preparation of periodic reports on Form N-CSR.

13. Provision of Certain Information by the Adviser. The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably necessary for, and reasonably requested by, the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser will also promptly notify the Subadviser, as permitted by applicable law: (1) in the event that the SEC, CFTC, NFA or other US or non-US governmental or self-regulatory authority has (i) censured the Adviser or the Trust; (ii) placed limitations upon either of their activities, functions, or operations which may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this

Agreement or have a material adverse effect on the Trust; (iii) suspended or revoked the Adviser’s registration as an investment adviser; or (iv) has commenced proceedings or an investigation that may reasonably be expected to have a material adverse effect on the Adviser’s ability to perform its obligations under this Agreement; or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might reasonably be expected to fail to qualify as a regulated investment company under Subchapter M of the Code.

14. Amendment of Agreement. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

15. Miscellaneous.

A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B. Notification of Changes. The Subadviser will notify the Adviser of any “assignment” or actual change in control or management of the Subadviser within the meaning of Section 2(a)(4) and Rule 2a-6 under the 1940 Act, and Section 202(a)(1) and Rule 202(a)(1)-1 under the Advisers Act, including, as applicable, any change of its general partners or 25% shareholders or 25% limited partners, in each case prior to or promptly after such change. In addition, the Subadviser will notify the Adviser of any changes in the key personnel at the Subadviser substantially involved in the management and oversight of the Subadviser Assets, including named portfolio managers and senior management or any persons performing a similar role with respect to the Subadviser Assets.

C. Captions. The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by email or similar means of delivery that provide evidence of receipt.

All notices to Adviser shall be sent to: J.P. Morgan Private Investments Inc., 270 Park Avenue, 5th Floor, New York, NY 10017, Attention: Mary Savino; email: mary.savino@jpmorgan.com.

All notices to Subadviser shall be sent to: BlackRock Investment Management, LLC, 1 University Square, Princeton, NJ 08536, Attention: Kerri Berneck; email: Kerrianne.Berneck@blackrock.com.

G. Third-Party Beneficiary. The Fund is an intended third-party beneficiary under this Agreement and is entitled to enforce this Agreement as if it were a party thereto.

H. Survival. Sections 2B(ix), 2B(x), 2F, 2I, 2K, 2N, 4, 5, 7 (for a period of 1 year), 8, 15A and 15G shall survive the termination of this Agreement.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. MORGAN PRIVATE INVESTMENTS INC.

By:	/s/ Mary Savino
Name: Mary Savino
Title: Managing Director

BLACKROCK INVESTMENT MANAGEMENT, LLC

By:	/s/ Stephen Witthuhn
Name: Steph Witthuhn
Title: Managing Director

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